PEAR TREE FUNDS

Supplement

to

Prospectus Dated November 15, 2019

PEAR TREE POLARIS SMALL CAP FUND

Ordinary Shares (Ticker Symbol: USBNX)

Institutional Shares (Ticker Symbol: QBNAX)

PEAR TREE QUALITY FUND

Ordinary Shares (Ticker Symbol: USBOX)

Institutional Shares (Ticker Symbol: QGIAX)

PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND

Ordinary Shares (Ticker Symbol: QFFOX)

Institutional Shares (Ticker Symbol: QEMAX)

R6 Shares: (QFFRX)

PEAR TREE POLARIS FOREIGN VALUE FUND

Ordinary Shares (Ticker Symbol: QFVOX)

Institutional Shares (Ticker Symbol: QFVIX)

R6 Shares: (QFVRX)

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Ordinary Shares (Ticker Symbol: QUSOX)

Institutional Shares (Ticker Symbol: QUSIX)

R6 Shares: (QUSRX)

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

Ordinary Shares (Ticker Symbol: QISOX)

Institutional Shares (Ticker Symbol: QISIX)

R6 Shares: (QISRX)

January 10, 2020

As of January 10, 2020, please note the following changes to the Prospectus dated November 15, 2019, of Pear Tree Funds.

1.	Prospectus.

(a)               “Shareholder Account Policies – Investing Through a Broker or Other Financial Intermediary in the Prospectus is revised as follows:

Investing Through a Broker or Other Financial Intermediary

The Pear Tree Funds have authorized one or more brokers or other financial intermediaries to receive on their behalf purchase, exchange, and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediates to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Each Pear Tree Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or financial intermediary or, if applicable, such person’s designee receives the order. Customer orders will be priced at the applicable Pear Tree Fund’s net asset value next computed after the orders are received by an authorized broker or financial intermediary or such person’s authorized designee. Investors that effect transactions through a broker, financial intermediary or a designee may be charged a fee by the broker, financial intermediary or designee.

Institutional Class and/or R6 Shares may be available on certain platforms sponsored by brokers that are not affiliated with the Pear Tree Funds, and the sponsors of those platforms may charge commissions on transactions in those shares. An investor should contact the platform’s sponsoring broker for information about the commissions it charges for such transactions. Shares of each Pear Tree Fund are available in multiple share classes that have different fees and expenses.

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The rest of the Prospectus remains unchanged.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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